UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2018

BIOSTAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (774) 233-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sale of Equity Securities.

As previously disclosed, on May 30, 2018, Biostage, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with Du Xiaoyu (the “Investor”), pursuant to which the Investor agreed to purchase in a private placement (the “Private Placement”), and the Company agreed to issue, between 500,000 and 1,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at a purchase price of $3.60 per share to the Investor.

Subsequent to May 30, 2018, the Company agreed to waive the minimum share requirement pursuant to the SPA, such that the minimum purchase requirement was lowered to 250,000 shares. As of June 29, 2018, following receipt of a gross purchase price of $900,000 from the Investor, the Company issued 250,000 shares of Common Stock (the “Shares”) to the Investor. The Shares were sold and issued without registration under the Securities Act in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

Item 8.01.	Other Events.

As previously reported, on December 27, 2017, the Company entered into a Securities Purchase Agreement (the “December 2017 Purchase Agreement”) with certain investors (the “December 2017 Investors”). Pursuant to and simultaneously with the execution of the December 2017 Purchase Agreement, the Company issued to the December 2017 Investors in a private placement (i) 518,000 shares of Common Stock at a purchase price of $2.00 per share, (ii) 3,108 shares of Series D Convertible Preferred Stock (the “Series D Preferred Stock”) at a purchase price of $1,000 per share, which were convertible into 1,554,000 shares of Common Stock, subject to certain adjustments, and (iii) warrants to purchase 3,108,000 shares of Common Stock with an exercise price of $2.00 per share.

On June 29, 2018, the December 2017 Investors elected to convert all 3,108 shares of Series D Preferred Stock into an aggregate of 1,554,000 shares of Common Stock. As of the close of business on June 29, 2018 and taking into account such conversion, the Company had outstanding 5,663,419 shares of Common Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSTAGE, INC.
(Registrant)

July 3, 2018	/s/ Thomas McNaughton
(Date)	Thomas McNaughton Chief Financial Officer